UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

DEERFIELD CAPITAL CORP.
_________________________________________________
(Exact name of registrant as specified in its charter)

MARYLAND	32551 20	2008622
_________________	__________________	__________________________
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

6250 North River Road		60018
Rosemont, IL
___________________________________________		_________________________________
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(773) 380-1600

Deerfield Triarc Capital Corp.
___________________________________________		__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     As previously disclosed by Deerfield Capital Corp. (formerly Deerfield Triarc Capital Corp.) (“DFR”) in a Current Report on Form 8-K dated December 21, 2007, DFR entered into an agreement and plan of merger dated as of December 17, 2007 (the “Merger Agreement”) by and among DFR, DFR Merger Company, LLC (the “Buyer Sub”), Deerfield & Company LLC (“Deerfield”), and Triarc Companies, Inc. (“Triarc”), as sellers’ representative (the “Sellers’ Representative”). The transactions contemplated by the Merger Agreement became effective on December 21, 2007 and pursuant to the Merger Agreement Buyer Sub was merged with and into Deerfield, with Deerfield surviving the Merger as an indirect wholly-owned subsidiary of DFR (the “Merger”). In connection with the closing of the Merger, in accordance with the terms of the Merger Agreement, Buyer Sub, Deerfield, DFR and certain other parties entered into two note purchase agreements pursuant to which Deerfield and Buyer Sub issued $74 million in aggregate principal amount of two classes of Senior Secured Notes due 2012 (the “Notes”). Upon closing of the Merger, DFR issued to the members of Deerfield 15,000,000 shares of Series A Cumulative Convertible Preferred Stock of DFR (the “Preferred Stock”) and a subsidiary of DFR issued the Notes and paid approximately $800,000 of cash to the members of Deerfield. The Notes are guaranteed by DFR and certain of its subsidiaries. The form of the note purchase agreements and the Notes were included in Exhibit 2.1 to DFR’s Current Report on Form 8-K filed on December 21, 2007 and are incorporated herein by reference. In addition, prior to the closing of the Merger, Deerfield distributed to its members approximately $1.2 million of cash and 329,692 shares of DFR common stock that was owned by Deerfield.

Item 1.02 Termination of a Material Definitive Agreement.

     Prior to the Merger, a subsidiary of Deerfield, Deerfield Capital Management LLC (“DCM”), served as DFR’s external management company pursuant to a Management Agreement between DCM and DFR. As a result of the Merger, Deerfield and DCM are now indirect wholly-owned subsidiaries of DFR.

     Effective December 21, 2007, the Management Agreement dated as of December 23, 2004 (the “Original Management Agreement”) between DFR and DCM was terminated and DFR and DCM entered into a new management agreement (the “New Management Agreement”) pursuant to which DCM, as an indirect wholly-owned subsidiary of DFR, will provide management services to DFR and its subsidiaries. DCM and Deerfield are directly owned by taxable REIT subsidiaries of DFR and the income of DCM and Deerfield are subject to corporate tax.

     DFR did not incur any termination penalties as a result of the termination of the Original Management Agreement. DCM will continue to act as DFR’s manager pursuant to the New Management Agreement. A more detailed description of the Original Management Agreement is contained in DFR’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended, under the heading “Our Company - Management Agreement” and such description is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      As noted in Item 1.01, on December 21, 2007, DFR acquired Deerfield pursuant to the Merger. Deerfield’s principal assets consist of all of the outstanding membership interests of DCM. With offices in Chicago, New York and London, Deerfield is an SEC-registered fixed income alternative asset manager. Deerfield specializes in credit and structured investment products, with teams dedicated to bank loans, corporate debt securities, asset-backed securities, government arbitrage, real estate finance and leveraged finance. As of November 1, 2007, Deerfield had approximately $15.4 billion (including $718 million of capital relating to DFR) in assets under management.

      Certain Interests of Our Officers and Directors in Deerfield

     All of DFR’s executive officers and three of DFR’s seven directors are also directors or employees or former employees of DCM or its affiliates.

  Nelson Peltz, a director of DFR until December 17, 2007 and the chairman of the Board of DFR from December 2004 until April 2007, is also the chairman of the Board of Triarc. From April 1993 to June 2007, he was the chief executive officer of Triarc, which owned a controlling interest in Deerfield. He was also a director of Deerfield and DCM until December 17, 2007.

  Gregory H. Sachs, a director of DFR, was a director and the chairman and chief executive officer of Deerfield and DCM until completion of the Merger. From August 2004 to June 2007, he was a director of Triarc.

  Peter W. May, a director of DFR since December 17, 2007, is also the vice chairman of the board of Triarc.

  Jonathan W. Trutter, a director and chief executive officer of DFR, is also the chief investment officer and a senior managing director of DCM.

  Robert C. Grien, DFR’s president, is also a senior managing director of DCM.

  Richard Smith, DFR’s chief financial officer, is also senior vice president of finance of DCM.

  Frederick L. White, DFR’s senior vice president, general counsel and corporate secretary, is also a managing director and the general counsel of DCM, and the general counsel and assistant secretary of Deerfield.

     In addition, the following current and former directors and executive officers of DFR were beneficial owners of membership interests in Deerfield prior to the Merger as described below:

  Mr. Peltz is the beneficial owner of approximately 34% of the total voting power of Triarc (which held approximately 64% of the outstanding capital interests, at least 52% of the profits interests and approximately 94% of the voting interests in Deerfield immediately prior to the Merger). He is also the holder of approximately 5.1% of the profits interests in Triarc Deerfield Holdings, LLC (the subsidiary of Triarc that was the direct holder of Triarc’s interest in Deerfield).

  Mr. Sachs was the beneficial owner of approximately 26% of the outstanding capital interests and 25% of the profits interests in Deerfield.

  Mr. May is the beneficial owner of approximately 34.4% of the total voting power of Triarc.

  Mr. Trutter was the beneficial owner of approximately 2.6% of the profits interests in Deerfield.

  Mr. White was the beneficial owner of 0.10% of the profits interests in Deerfield.

      As a result of the Merger, the directors and officers named in the table below and their respective affiliates received the following consideration in the Merger:

Name	Shares of Preferred Stock	Principal Amount of Notes	Cash
Nelson Peltz and affiliates[1]	9,629,368	$47,986,356	*

Gregory H. Sachs and affiliates[2]	3,914,425	$19,506,893	*

Peter W. May and affiliates[3]	9,629,368	$47,986,356	*

Jonathan W. Trutter	210,299	$636.916	$411,092

Robert C. Grien	__	__	__

Richard Smith	__	__	__

Frederick L. White	2,586	__	$12,890

Luke Knecht	6,459	__	$32,190

John K. Brinckerhoff[4]	90,901	$216,130	$236,872

*  Cash amounts received were nominal.

1) The Preferred Stock and Notes are held through Triarc Deerfield Holdings, LLC, a subsidiary of Triarc. Mr. Peltz is chairman of the board of Triarc and owns approximately 34% of the voting interests in Triarc.

2) The Preferred Stock and Notes are held through Gregory H. Sachs Revocable Trust, River Road Holdings LLC and GHS 2006 SCM Trust, each of which is an affiliate of Mr. Sachs.

3) The Preferred Stock and Notes are held through Triarc Deerfield Holdings, LLC, a subsidiary of Triarc. Mr. May is vice chairman of the board of Triarc and owns approximately 34.4% of the voting interests in Triarc.

4) Includes amounts received by the John K. Brinckerhoff and Laura R. Brinckerhoff Revocable Trust.

     On December 17, 2007, Mr. Sachs tendered his resignation as a director and chairman and chief executive officer of Deerfield and its subsidiaries effective upon completion of the Merger. It is anticipated that Mr. Sachs will continue as a director of DFR. In connection with his resignation as an officer of Deerfield and its subsidiaries, Mr. Sachs is entitled to severance payments and certain other benefits.

     In connection with the Merger, affiliates of Mr. Peltz and Mr. Sachs and Messrs. Trutter and White, as members of Deerfield prior to the Merger, executed a registration rights agreement with DFR relating to DFR’s registration for resale of the Preferred Stock (and/or the common stock issuable upon conversion of the Preferred Stock). A more detailed description of the registration rights agreement is contained in the DFR Current Report on Form 8-K filed on December 21, 2007 and such description is incorporated herein by reference.

      Consideration Paid in the Merger

     The consideration paid by DFR in the Merger consisted of the Notes, the Preferred Stock and approximately $800,000 in cash. In addition, the Merger Agreement permitted Deerfield, prior to the Merger, to distribute to its members approximately $1.2 million of cash, and required Deerfield to distribute to its members 329,692 shares of DFR common stock owned by Deerfield.

     The consideration payable by DFR pursuant to the Merger Agreement was determined upon a unanimous recommendation of a special committee of the DFR Board comprised solely of directors who had no material financial interest in the Merger that differed from that of DFR stockholders who were not beneficial owners of Deerfield and was approved by the disinterested directors of DFR. The members of the Board with a material financial interest in the Merger that differed from that of DFR stockholders who were not beneficial owners of Deerfield abstained from voting to approve the Merger.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      Previously Disclosed Resignation of Nelson Peltz.

     As previously disclosed in DFR’s Current Report on Form 8-K filed on December 21, 2007, Mr. Peltz resigned as a director, effective as of December 17, 2007. There were no disagreements between Mr. Peltz and DFR.

      Election of Peter May as a Class I Director.

     As previously disclosed in DFR’s Current Report on Form 8-K filed on December 21, 2007, Mr. May was appointed to serve as a Class I Director of DFR effective as of December 17, 2007. Mr. May will serve as a Class I director until the 2008 annual meeting of stockholders of DFR and until a successor is elected or qualified.

      Employment Agreements and Arrangements with Certain Executive Officers

     Prior to the Merger, DFR had no employees and its executive officers were compensated by DCM, which was DFR’s external manager. As a result of the Merger, DCM became an indirect, wholly-owned subsidiary of DFR and its officers and employees are now employees of DFR on a consolidated basis. Below is a description of the employment agreements or arrangements with certain executive officers of DFR, including each of DFR’s named executive officers.

      Employment Agreement with Jonathan W. Trutter

      Mr. Trutter is an officer of DCM and currently has an employment agreement with DCM (the “Trutter Employment Agreement”). The Trutter Employment Agreement provides for Mr. Trutter to serve as DCM’s Chief Investment Officer and as the Chief Executive Officer of DFR. The initial term of the Trutter Employment Agreement began on June 26, 2004 and shall end on June 25, 2009, unless terminated earlier pursuant to the agreement.

      The Trutter Employment Agreement provides for an annual base salary of no less than $416,250 and a guaranteed bonus of no less than $783,750. Mr. Trutter is also entitled to a retention bonus of $2,000,000 if he remains employed by DCM or any of its affiliates through June 25, 2009. In addition, Mr. Trutter is eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the compensation committee of the board of directors of DFR (the “Compensation Committee”).

      If Mr. Trutter’s employment is terminated by DCM without cause (as defined in the Trutter Employment Agreement), he will be entitled to receive (i) any unearned but unpaid bonuses, (ii) base salary and guaranteed bonus that he would have received for the three years following the termination date and (iii) the retention bonus, which shall be paid within 90 days following June 25, 2009.

      Mr. Trutter is subject to a number of restrictive covenants, including provisions relating to non-solicitation, competition and confidentiality.

      The foregoing description of the Trutter Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Trutter Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

      Employment Agreement with Robert Grien

      Mr. Grien is an officer of DCM and currently has an employment agreement with DCM (the “Grien Employment Agreement”). The Grien Employment Agreement provides for Mr. Grien to serve as DCM’s Managing Director and as President of DFR. The initial term of the Grien Employment Agreement began on July 10, 2004 and shall end on December 31, 2007, unless terminated earlier pursuant to the agreement.

      The Grien Employment Agreement provides for an annual base salary of no less than $400,000 per year, and entitles Mr. Grien to receive a guaranteed annual bonus of no less than $600,000. Mr Grien is also entitled to a retention bonus equal to the excess of (i) $5,250,000 over (ii) the sum of all base salary and bonuses paid or payable to Mr. Grien if he remains employed by DCM or any of its affiliates through December 31, 2007. In addition, Mr. Grien is eligible to participate in any other DCM bonus arrangement. Mr. Grien is also eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the Compensation Committee.

      If Mr. Grien’s employment is terminated by DCM without cause or by Mr. Grien for good reason (as defined in the Grien Employment Agreement) he will be entitled to receive (i) his base salary and guaranteed bonus payments until December 31, 2007, and (ii) his retention bonus. The aforementioned severance payments may be offset by any amounts received by Mr. Grien pursuant to his participation in certain prohibited competitive activities from his termination date through December 31, 2007.

      Pursuant to the Grien Employment Agreement, Mr. Grien is subject to a number of restrictive covenants, including provisions relating to non-solicitation, competition and confidentiality.

      The foregoing description of the Grien Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Grien Employment Agreement and Amendment No. 1 to the Grien Employment Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

      Employment Agreement with Luke D. Knecht

      Mr. Knecht is an officer of DCM and currently has an employment agreement with DCM (the “Knecht Employment Agreement”). The Knecht Employment Agreement provides for Mr. Knecht to serve as one of DCM’s senior managing directors and its chief operating officer and chief risk officer. The term of the Knecht Employment Agreement began on June 26, 2004 and ends on July 22, 2009, unless terminated earlier pursuant to the agreement.

      The Knecht Employment Agreement provides for an annual base salary of no less than $400,000 per year, and entitles Mr. Knecht to receive a guaranteed annual bonus of no less than $375,000. In addition, Mr. Knecht is eligible to participate in any other DCM bonus arrangement. Mr. Knecht is also eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the Compensation Committee.

      If Mr. Knecht’s employment is terminated by DCM without cause or by Mr. Knecht for good reason (as defined in the Knecht Employment Agreement) he will be entitled to receive his base salary and guaranteed bonus payments until July 22, 2009.

      Pursuant to the Knecht Employment Agreement, Mr. Knecht is subject to a number of restrictive covenants, including provisions relating to non-solicitation, competition and confidentiality.

      The foregoing description of the Knecht Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Knecht Employment Agreement and Amendment No. 1 to the Knecht Employment Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

      Employment Arrangement with Richard Smith

      Mr. Smith serves as the senior vice president of finance of DCM and as the chief financial officer of DFR.

     Mr. Smith receives an annual base salary of $210,000. In addition, Mr. Smith is eligible for bonuses under any DCM bonus arrangement. Mr. Smith is eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the Compensation Committee.

      Mr. Smith is subject to a number of restrictive covenants, including provisions relating to confidentiality.

      Employment Arrangement with Frederick White

      Mr. White serves as a managing director and the general counsel of DCM and as a senior vice president of DFR and as its general counsel and secretary.

      Mr. White receives an annual base salary of $300,000 and a guaranteed annual bonus of $100,000. In addition, Mr. White is also eligible for bonuses under any other DCM bonus arrangement. Mr. White is eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the Compensation Committee.

      Mr. White is subject to a number of restrictive covenants, including provisions relating to non-solicitation and confidentiality.

      Employment Arrangement with John K. Brinckerhoff

      Mr. Brinckerhoff serves as senior managing director, director of portfolio management and director of marketing of DCM.

      Mr. Brinckerhoff receives an annual base salary of $300,000 and a guaranteed annual bonus of $300,000. In addition, Mr. Brinckerhoff is also eligible for bonuses under any other DCM bonus arrangement. Mr. Brinckerhoff is eligible to participate in DFR’s 2005 Stock Incentive Plan, with grants to be made at such times and in such amounts as determined by the Compensation Committee.

      Mr. Brinckerhoff is subject to a number of restrictive covenants, including provisions relating to non-solicitation and confidentiality.

      Future Compensation Arrangements

      Prior to the Merger, DFR had no employees and its executive officers were compensated by DCM, which was DFR’s external manager. Therefore, the employment agreements and arrangements described above were not approved by the Compensation Committee. As a result of the Merger, DCM became an indirect, wholly-owned subsidiary of DFR and its officers and employees are now employees of DFR on a consolidated basis. The board of directors of DFR expects to amend the charter of the Compensation Committee to reflect and provide for the Compensation Committee’s responsibility for reviewing and approving employment and compensation arrangements for DFR’s executive officers going forward, including base salary and bonus arrangements for 2008.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     In connection with the closing of the Merger, on December 24, 2007, DFR amended its charter (i) to change its name from Deerfield Triarc Capital Corp. to Deerfield Capital Corp. and (ii) to classify and set forth the terms of the Preferred Stock.

     Copies of the amendments to DFR’s charter are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

      The financial statements required to be filed under this item with respect to the acquired business described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(a)(4) of Form 8-K.

(b)   Pro Forma Financial Information

      The pro forma financial information required to be furnished under this item with respect to the acquired businesses described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(b)(2) of Form 8-K.

(c)   Exhibits

      The following exhibits are filed with this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of December 17, 2007, by and among Deerfield Triarc Capital Corp., DFR Merger Company, LLC, Deerfield & Company LLC and, solely for the purposes set forth therein, Triarc Companies, Inc. (in such capacity, the Sellers’ Representative). (1)

3.1	Articles of Amendment to DFR’s charter, dated December 24, 2007.*

3.2	Articles Supplementary to DFR’s charter, dated December 24, 2007.*

10.1	Employment Agreement, dated June 26, 2004, by and among Deerfield Capital Management LLC, Jonathan W. Trutter.*

10.2	Employment Agreement, dated June 26, 2004, by and between Deerfield Capital
Management LLC and Luke D. Knecht.*

10.3	Amendment No. 1 to Employment Agreement, dated August 18, 2006, by and between Deerfield Capital Management LLC and Luke D. Knecht.*

10.4	Registration Rights Agreement, dated as of December 17, 2007, among Deerfield Triarc Capital Corp., the parties identified on the signature pages thereto and the other persons who may become parties thereto from time to time in accordance therewith and Triarc Companies, Inc., as the Seller’s Representative. (2)

10.5

Form of Series A Note Purchase Agreement dated as of December 21, 2007 among DFR Merger Company LLC, as issuer, Deerfield & Company LLC, as issuer, Deerfield Triarc Capital Corp., as parent, the purchasers party thereto, and Triarc Deerfield Holdings, LLC, as administrative holder and collateral agent (1)

10.6	Form of Series B Note Purchase Agreement dated as of December 21, 2007 among DFR Merger Company LLC, as issuer, Deerfield & Company LLC, as issuer, Deerfield Triarc Capital Corp., as parent, the purchasers party thereto, Spensyd Asset Management LLLP, as administrative holder, and Triarc Deerfield Holdings, LLC, as collateral agent (1)

10.7	Form of Series A Senior Secured Note Due December 21, 2012 (1)

10.8	Form of Series B Senior Secured Note Due December 21, 2012 (1)

10.9	Form of Series A Guaranty and Pledge Agreement dated as of December 21, 2007 among Deerfield & Company LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Deerfield Triarc TRS Holdings, Inc. and Triarc Deerfield Holdings, LLC, as collateral agent (1)

10.10	Form of Series B Guaranty and Pledge Agreement dated as of December 21, 2007 among Deerfield & Company LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Deerfield Triarc Capital LLC, DFR Merger Company, LLC, DFR TRS I Corp., DFR Company, LLC and Triarc Deerfield Holdings, LLC, as collateral agent (1)

*	Filed herewith

(1)	Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 21, 2007.

(2)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 21, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

By:	/s/ Frederick L. White
Frederick L. White
Senior Vice President, General Counsel and
Secretary

Dated: December 28, 2007